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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

            SUBSCRIPTION AGREEMENT AND INVESTOR INFORMATION STATEMENT

      Ladenburg Thalmann Financial Services Inc. (the "Company") and Mark D. Klein (the "Investor") hereby agree as follows:

      1. SUBSCRIPTION FOR SECURITIES. Investor hereby subscribes for and agrees to purchase 2,222,222 shares of Common Stock ("Share(s)") at $0.45 per share upon the terms and conditions described in this Agreement.

      2. INVESTOR DELIVERIES. On the Closing Date (as hereafter defined), the Investor shall wire to the Company the sum of $999,999.90, representing full payment for the Shares. Certificates representing the Shares will be delivered to the Investor as soon thereafter as practicable. "Closing Date" shall mean the date on which the Company's previously announced debt conversion and private placement closes which is currently scheduled to occur on March 11, 2005.

      3. INVESTOR REPRESENTATIONS AND WARRANTIES. Investor acknowledges, represents and warrants to the Company as follows:

            (a) Information about the Company. Investor has read the Company's recent filings under the Securities Exchange Act of 1934 ("Exchange Act"). Investor has been given access to full and complete information regarding the Company and has utilized such access to his satisfaction for the purpose of verifying the information included in those filings. Investor has either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Shares and the business and operations of the Company and all such questions have been answered to Investor's full satisfaction. Investor has been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. Investor has received all information and materials regarding the Company that he has reasonably requested.

            (b) Speculative Investment. Investor is aware that the Shares are a speculative investment that involve a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of his investment. Investor acknowledges and is aware that there is no assurance as to the future performance of the Company. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in his judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Investor has not utilized any person as his purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon his own investigation in making a decision to invest in the Company. Investor believes that the investment in the Shares is suitable for him based upon his investment objectives and financial needs, and Investor has adequate means for providing for his current financial needs and contingencies and has no need for liquidity with respect to his investment in the Company.

            (c) Restrictions on Transfer. Investor understands that (i) the Shares have not been registered under the Securities Act of 1933 ("Securities Act") or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering of Shares or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on his representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Investor understands and agrees that the Shares

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cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. Investor acknowledges that, notwithstanding the Company's commitment described below in Section 4, there can be no assurance that the Company will be able to keep the Registration Statement (defined below) effective until he sells the Shares registered thereon.

            (d) No Market for Shares. Investor is purchasing the Shares for his own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the Shares. Investor understands that, although there is a public market for the Shares, there is no assurance that such market will continue.

      4.    REGISTRATION RIGHTS.

            (a)   (i)   The Company shall file a registration statement (the
"Registration Statement") on Form S-8, S-3 or other suitable form to register the Shares (collectively the "Registrable Securities") for resale pursuant to the Securities Act no later than April 30, 2005. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable.

                  (ii) In connection the foregoing, the Company will, as expeditiously as possible, use its best efforts to: (A) furnish to Investor copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Investor shall have the opportunity to object to any information pertaining solely to him that is contained therein and the Company will make the corrections reasonably requested by the Investor with respect to such information prior to filing any such Registration Statement or amendment; (B) prepare and file with the SEC such amendments and supplements to such Registration Statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement; (C) promptly notify Investor: (1) when such Registration Statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; (2) of any written comments from the SEC with respect to the Registration Statement and of any written request by the SEC for amendments or supplements to such Registration Statement or prospectus; and (3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the Registration Statement or of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement; (D) furnish Investor such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents as Investor may reasonably request to facilitate the disposition of his Registrable Securities; (E) notify Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Investor promptly prepare and furnish Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (F) make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be

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reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, and permit the Inspectors to participate in the preparation of such Registration Statement and any prospectus contained therein and any amendment or supplement thereto.

            (b) The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Investor shall pay any and all sales commissions and the expenses of any legal counsel selected by them to represent them in connection with the sale of the Registrable Securities. The Company shall use its best efforts to cause any registration statement filed pursuant to this section to remain effective until all the Registrable Securities registered thereunder are sold or until the delivery to the Investor of an opinion of counsel to the Company to the effect set forth in Section 4(h).

            (c)   (i)   The Company will indemnify the Investor and each
underwriter, if any, and each person who controls any of them within the meaning of the Securities Act or the Exchange Act against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration, qualification or compliance pursuant to this Section 4 or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each such underwriter and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action or proceeding; provided that the Company will not be liable to Investor in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by or on behalf of the Investor specifically stating that it is intended for inclusion in any Registration Statement under which Registrable Securities are registered. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investor or any underwriter or controlling person, and shall survive the transfer of such securities by Investor.

                  (ii) Investor shall indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the Exchange Act and the rules and regulations thereunder, each other securityholder participating in such distribution and each of their officers and directors and each person controlling such other securityholder, against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other security holders, directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action or proceeding, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Company by or on behalf of Investor specifically stating that it is intended for inclusion in such document; provided, however, that the obligations of Investor hereunder shall be limited to an amount equal to the proceeds received by Investor of securities sold as contemplated herein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the transfer of such securities by Investor.

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                  (iii) Each party desiring indemnification or contribution
under this Section 4(c) hereof (the "Securities Indemnified Party") shall give notice to the party required to provide indemnification or contribution (the "Securities Indemnifying Party") promptly after such Securities Indemnified Party has actual knowledge of any claim as to which indemnity or contribution may be sought, and shall permit the Securities Indemnifying Party to assume, at its sole cost and expense, the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Securities Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Securities Indemnified Party (whose approval shall not be unreasonably withheld). The Securities Indemnified Party may participate in such defense at the Securities Indemnified Party's expense unless
(A) the employment of counsel by the Securities Indemnified Party has been authorized in writing by the Securities Indemnifying Party, (B) the Securities Indemnified Party has been advised by such counsel employed by it that there are legal defenses available to it involving potential conflict with those of the Securities Indemnifying Party (in which case the Securities Indemnifying Party will not have the right to direct the defense of such action on behalf of the Securities Indemnified Party), or (C) the Securities Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel for the Securities Indemnified Party shall be at the expense of the Securities Indemnifying Party. The failure of any Securities Indemnified Party to give notice as provided herein shall not relieve the Securities Indemnifying Party of its obligations under this Section 4. No Securities Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Securities Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Securities Indemnified Party of a release from all liability in respect to such claim or litigation. No Securities Indemnified Party shall settle any claim or demand without the prior written consent of the Securities Indemnifying Party (which consent will not be unreasonably withheld). Each Securities Indemnified Party shall furnish such information regarding itself or the claim in question as the Securities Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (iv) The provisions of this Section 4(c) shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

            (d) In order to provide for just and equitable contribution under the Securities Act in any case in which (A) any person entitled to indemnification under Section (c) makes a claim for indemnification pursuant hereto but such indemnification is not enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (B) contribution under the Securities Act, the Exchange Act or otherwise is required on the part of any such person in circumstances for which indemnification is provided under this section, then, and in each such case, the Company and the Investor shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement (including legal and other expenses reasonably incurred in connection with investigation or defense) incurred by the Company and the Investor, as incurred, in proportion to their relative fault and the relative knowledge and access to information of the Securities Indemnifying Party, on the one hand, and the Securities Indemnified Party, on the other hand, concerning the matters resulting in such losses, liabilities, claims, damages and expenses, the opportunity to correct and prevent any untrue statement or omission, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Securities Indemnifying Party, on the one hand, or the Securities Indemnified Party, on the other hand, and any other equitable considerations appropriate under the circumstances; provided that no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this section, each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Company.

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            (e)   The Investor shall furnish to the Company such information regarding himself and the distribution proposed by him as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 4.

            (f) The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission, which are conditions to the availability of Rule 144 for the sale of the Shares. The Company shall cooperate with the Investor in supplying such information as may be necessary for such investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

            (g) The Company represents and warrants to the Investor that the granting of the registration rights to the Investor hereby does not and will not violate any agreement between the Company and any other security holders with respect to registration rights granted by the Company.

            (h) The rights granted under this Section 4 shall terminate upon delivery to the Investor of an opinion of counsel to the Company reasonably satisfactory to the Investor to the effect that such rights are no longer necessary for the public sale of the Registrable Securities without restriction as to the number of securities that may be sold at any one time or the manner of sale.

            (i) The rights granted under this Section 4 shall not be transferable; provided, however, that if Investor transfers any of the Shares to members of his immediate family or trusts and limited partnerships established for their benefit (collectively, "Immediate Family Members") for estate planning purposes, such transferees shall be entitled to the benefit of this Section as fully as if they were the Investor.

      5. LOCK-UP AND INSIDER TRADING POLICY. The Investor agrees that he will not sell, assign or transfer any of the Shares until November 15, 2005, except to an Immediate Family Member who shall agree to continue to be bound by this restriction. Investor understands that he will be required to abide by all of the Company's policies in effect, including the Company's Insider Trading Policy, with respect to the ownership and trading of the Company's securities.

      6. INDEMNIFICATION. Investor hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or (b) arise out of or are based upon any breach by Investor of any representation, warranty or agreement made by him contained herein.

      7. GOVERNING LAW AND JURISDICTION. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such

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suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

      8. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

      9. BENEFIT. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

      10. NOTICES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to Investor's residence address on the signature page hereto. All communications to the Company should be sent to:

                  Ladenburg Thalmann Financial Services Inc.
                  590 Madison Avenue, 34th Floor
                  New York, New York 10022
                  Attn:  Sal Giardina, Chief Financial Officer

      11. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

      12. SECTION HEADINGS. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

      13. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

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SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name: Mark D. Klein

Residence Address: 3 Olmstead Road, Scarsdale, New York  10583

Telephone: (H)___________________ (W)___________________(Cell)_____________

Social Securities Number: _________________________________________________

Amount of Investment:

Number of Shares:  2,222,222

Corresponding dollar amount ($0.45 multiplied by number of Shares): $999,999.90

Accredited Investor Status For Individuals.

                  (i)   I am an accredited investor within the meaning of
Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

            [X] My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

            [ ] If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

            [X] My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

      I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Shares.

                                 The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                 LADENBURG THALMANN FINANCIAL SERVICES INC.

                                 By: /s/ Salvatore Giardina
                                     ----------------------

Signature: /s/ Mark D. Klein     Name:  Sal Giardina
           -----------------

Print Name:  Mark D. Klein       Title:  Vice President and Chief Financial
                                         Officer

Date:  As of March 4, 2005       Date:  As of March 4, 2005

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